UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2017

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ACR Multi-Strategy Quality Return (MQR) Fund

Class A Shares

(Ticker Symbol: MQRAX)

Class I Shares

(Ticker Symbol: MQRIX)

ACR International Quality Return (IQR) Fund

Class A Shares

(Ticker Symbol: IQRAX)

Class I Shares

(Ticker Symbol: IQRIX)

ANNUAL REPORT

November 30, 2017

ACR Funds

Each a series of Investment Managers Series Trust II

Table of Contents

ACR Multi-Strategy Quality Return (MQR) Fund
Shareholder Letter	1
Fund Performance	14
Schedule of Investments	16
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
ACR International Quality Return (IQR) Fund
Shareholder Letter	25
Fund Performance	33
Schedule of Investments	35
Statement of Assets and Liabilities	38
Statement of Operations	39
Statement of Changes in Net Assets	40
Financial Highlights	41
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	53
Supplemental Information	54
Expense Examples	59

This report and the financial statements contained herein are provided for the general information of the shareholders of the ACR Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.acr-investfunds.com

November 30, 2017

Dear Shareholders:

The ACR Alpine Capital Research (“ACR”) investment team is pleased to present its third annual investment letter for the ACR Multi-Strategy Quality Return Fund (“MQR” or “MQR Fund,” or “the Fund”).

Communication is one of ACR’s five core investment principles. Clear communication from an investment manager to its investors is essential for intelligent shareholder decision-making. Fund manager transparency regarding its principles and process is critical to fostering shareholder understanding and reducing the risk that shareholders sell their shares at inopportune times. ACR’s intent is to develop a unique group of well-informed shareholders who understand essential principles of investing and who remain committed to a long-term investment holding period. ACR is committed to transparent communication to help assure that our shareholders understand the Fund’s positioning and base investment decisions upon logic rather than fear.

Our aim with this annual report is to provide you with the information you need to understand the performance and positioning of the MQR Fund. This report includes the Fund’s performance, a discussion of the Fund’s performance and its audited financial statements. In addition, ACR’s fund website,(www.acr-investfunds.com), provides a wealth of information about the Fund and connects you to ACR’s firm website (www.acr-invest.com) which includes quarterly firm commentaries that explain our investment philosophy, view of market conditions and investment strategies.

ACR understands that the trust and confidence of MQR Fund shareholders is contingent upon integrity between ACR’s words and actions, and ultimately, the MQR Fund’s investment results. The ACR investment team strives to earn and keep that trust and confidence, and looks forward to partnering with shareholders for many years of prosperity and intelligent decision making.

Management’s Discussion of Fund Performance

Total Fund Market Return	Fiscal Year Ended 11/30/2017
MQRAX with Maximum Sales Load[2]	4.51%
MQRAX at NAV	10.90%
MQRIX at NAV	11.27%
MSCI ACWI (Gross) Index	25.30%
HFRI Equity Hedge (Total) Index	12.99%

The MQR Fund’s results in the trailing twelve months were disappointing relative to broader market indices, but were in line with the Fund’s longer-term investment objectives. The investment team is disappointed that it underperformed its primary benchmark, the MSCI ACWI (Gross) Index. However, the Fund performed in line with its longer-term objectives as its absolute returns were satisfactory and, given the very low net exposures in the Fund for the year, were achieved with substantially lower risk than the market (where “net exposure” is the difference between the value of the Fund’s long and short positions and can be considered a measure of the extent to which the Fund is exposed to market fluctuations). As discussed further below, the investment team’s research continues to show that risk assets range from fairly valued to largely overvalued, and, rather than forcing securities into the portfolio, the team is committed to its process of evaluating each situation on a bottom-up basis and only committing capital to those opportunities that are trading at a discount to a conservative estimate of intrinsic value.

Our primary job as stewards of MQR Fund shareholder capital is to ensure the quality of the Fund’s NAV is high, meaning the investments in the Fund have an intrinsic value that is at least equal to its NAV. The investment team’s research indicates that its current holdings trade at meaningful discounts to their intrinsic values, which gives us a margin of safety that the MQR Fund’s NAV is on solid ground, and confidence in our ability to achieve the Fund’s long-term return objectives.

The MQR Fund has an uncharacteristically wide mandate that allows it to invest across multiple security types. ACR intentionally set out with this broad mandate as it believes that this allows the greatest opportunity for investment success. Incumbent with this mandate is that ACR continue to grow the depth and breadth of its security research capabilities. To that end, in early 2017, ACR added two portfolio managers to the MQR Fund, Neel Shah and Mark Unferth. Neel brings substantial knowledge of real estate and real estate securities to the Fund, and Mark adds a new level of depth to the team’s understanding and capability in high yield and distressed markets. Neel and Mark’s bios, previously disclosed in an update to the prospectus, are reprinted below:

Neel Shah. Mr. Shah is a Portfolio Manager for the Advisor. Mr. Shah joined ACR in January 2017. Prior to joining the Advisor, he was a Portfolio Manager at BlueMountain Capital Management, a multi-strategy hedge fund manager, where he focused primarily on the real estate sector and special situations. Mr. Shah also served as a Vice President and spent several years at Oaktree Capital Management, following positions at Sorin Capital Management and iStar Financial (a spinoff of Starwood Capital). He earned an MSc in Real Estate Economics and Finance from the London School of Economics, where he graduated first in his class, and a BS in Economics from the Wharton School of the University of Pennsylvania, with concentrations in Finance and Management.

Mark Unferth. Mr. Unferth is a Portfolio Manager for the Advisor. Mr. Unferth joined ACR in January 2017. Prior to joining the Advisor, he co-founded Alder Hill Management, a cross-capital structure hedge fund, and previously spent five years as a Portfolio Manager at CQS where he was head of distressed debt strategies. Mr. Unferth has also served as a Principal at Columbus Hill Capital Management, a Portfolio Manager at Metropolitan West Asset Management and a Managing Director in the Leveraged Finance Group at Credit Suisse. He holds an MBA in Finance from the University of Rochester and a BA in Economics from the University of North Carolina at Chapel Hill.

Neel and Mark are each dyed-in-the-wool contrarian value investors that fit well with our established team. Despite a sparse opportunity set in the current environment, each has already added investments to the Fund, and we are confident that they have the potential to add to the Fund’s cumulative performance when absolute yields on risk assets increase and credit spreads widen.

The remainder of this letter will discuss the MQR Fund’s objectives, current market conditions, and portfolio positioning.

MQR Objectives

The investment objectives of the MQR Fund are to preserve capital during periods of economic decline, and provide above-average absolute and relative returns in the long run. “Long run” is defined as an investment performance period which includes a full economic cycle of expansion and contraction in output and equity market prices.

“Above-average absolute returns” means higher than a “fair” equity-like return (i.e. stock market returns over a full market cycle) commensurate with the risk of investing in equities in the long run. The term “absolute return” in no way implies there will be positive returns in any period other than in the “long run” as defined above. Market value fluctuations are expected to produce significant negative returns in certain short-term periods. Annual market returns are expected to be both positive and negative.

“Above average relative returns” mean returns higher than returns of an equity market benchmark in the long run. The equity market benchmark is the MSCI ACWI Index because it is a broad proxy for the world equity market.

To achieve each of these objectives, ACR seeks companies that i.) are soundly capitalized and don’t need the accommodation of the capital markets to continue in existence ii.) have reliable cash flows and iii.) are priced at a discount to a conservative estimate of the present value of these cash flows. The investment team refrains from putting capital to work in a security unless the investment, at full intrinsic value, appears likely to contribute significantly to overall portfolio over inflation on an annualized basis. The ability to purchase the security at a discount from its full intrinsic value potentially allows us to earn an excess return over this minimum hurdle, but the primary reason for attempting to purchase securities at a discount to their intrinsic value is to shelter capital and to pursue our minimum hurdle return.

Market Conditions and Portfolio Positioning

Over the trailing twelve months, the high-priced market environment that the investment team has commented on since the inception of the Fund continued and valuations generally moved higher.

The Fund benefitted on an absolute basis from this trend in higher valuations as the portfolio’s positions in Microsoft, Kingstone Companies, and SPX Flow each added over 100 basis points to the Fund’s performance due largely to multiple expansion. Microsoft saw multiple expansion as its initiatives in the “cloud” saw substantial revenue and operating income growth over the period. Kingstone Companies, a regional insurer based in New York State that provides primarily homeowners’ insurance, saw its multiple expand as the company grew new policy counts meaningfully and had benign loss costs driving substantial profitability. Finally, SPX Flow saw its multiple expand as commodity prices increased and caused the company’s end markets to generally perform better than market participants had previously estimated. In each case, ACR increased its estimate of intrinsic value, but market gains in each company’s share price meaningfully outpaced this increase in intrinsic value.

Offsetting these gains were losses on the company’s short positions in small cap index exchange traded fund’s that cost approximately 130 basis points of performance, and a modest loss in shares of Express Scripts. In last year’s letter, we provided a detailed synopsis of our views on small cap equity prices in the United States, and with market moves in the trailing twelve months, the investment team is only further convinced that small cap stocks are generally overvalued. ACR continues to believe that Express Scripts is materially undervalued and that many market participants misunderstand the strength of Express Scripts’ position in the broader healthcare market.

The opportunity set in the past year and at present would best be described as small and eclectic. There was no one sector where the investment team saw a disproportionate number of opportunities. ACR added a position in Advance Auto Parts as the investment team’s research indicates that there is substantial opportunity for the company to generate free cash flow by reducing its working capital as well as an opportunity to increase margins by improving its supply chain. Additionally, a position in Howard Hughes Corp. was initiated as the investment team estimated that the market is undervaluing the company’s unique collection of real estate assets. Finally, positions were added in Energy Futures Intermediate Holding Company debt and the debt and equity of Comstock Resources. For each of these two final positions, ACR believes that complex capital structures have led to market prices that allow an opportunity for outsized returns.

Overall, at fiscal year end, the Fund is approximately 65% net long, 7% short, and has material liquidity that can be deployed as markets oscillate. We discuss the equity and credit markets at a high level below.

Equities

One proxy for the broad overvaluation of equities is Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio (“CAPE Ratio”). Shiller’s CAPE Ratio sums the earnings per share of the S&P 500’s constituent members for the last decade and inflation adjusts these figures and then divides this figure by ten. This figure is then divided by the market index level. The result is that the CAPE Ratio adjusts for the cyclicality in corporate profits by not just dividing the market level by last year’s earnings, but rather by a ten-year period, which is a rough proxy for corporate profitability over a market cycle.

Robert Shiller’s Cyclically Adjusted Price to Earnings Ratio

S&P 500 Historical Price-to-Earnings Ratio (01/1926-12/2017)

Source: Robert Shiller (Yale University)

As can be seen above, the CAPE Ratio at 33.2x, is approximately 80% above its long-term average of 18.0x. Given this ratio, ACR believes that assuming 3% growth in corporate profits each year, the S&P 500 is discounting mid-single digit returns on a go forward basis, versus ACR’s more conservative cost of equity capital estimate for the S&P 500 constituents of approximately 9-10%. The result is that ACR’s research indicates that investors are buying a very long duration asset at prices that are 3-4% per annum over a more prudent and sound assessment of intrinsic value. Consistent with the CAPE Ratio, ACR’s research indicates that the S&P 500, as a whole, is substantially overvalued.

Credit

The MQR strategy is not limited to equity investments and the team regularly looks at opportunities in corporate credit to determine if there are discrepancies between the pricing of equities and debt. Since the inception of the Fund, the investment team has been unwilling to commit substantial capital to credit positions as nominal rates on government bonds are low and credit spreads over government bonds are narrow. The investment team would need to see significant spread widening and markedly higher absolute rates to justify significant purchases of credit investments.

BofA Merrill Lynch US High Yield II Option-Adjusted Spread

(12/1996-12/2017)

Source: Federal Reserve Bank of St. Louis

Less stringent credit terms and high equity valuations appear to be a manifestation of low global interest rates. Beyond low absolute rates, compensation per unit of additional risk as captured by option-adjusted spreads on the BofA Merrill Lynch US High Yield II Index are hovering near lows last seen in the summer of 2014. These signs all point to an environment where risk-on is in vogue. As investors searching for yield continue to aggressively purchase credit instruments that provide little or no cushion when compensating for historical default scenarios, the ACR investment team believes that times like these require great patience and discipline.

In November 2017, the BofA ML European High Yield (BB) index (i.e., the index of non-investment grade corporate debt in Europe) briefly hovered around 2.1%, or less than the 2.4% on offer for 10-year U.S. Treasury bonds.

US 10 Year Treasury Bond Yield vs. BofA Merrill Lynch Euro High Yield Index

(12/1997-12/2017)

Source: Federal Reserve Bank of St. Louis

The EU corporate “junk” bond market is priced as if it is as or more credit worthy than the U.S. government. In addition, Fitch Ratings estimates that approximately $9.5 trillion of global sovereign bonds are trading at negative yields to maturity. Considering through the cycle bankruptcy levels and recovery rates, the European high yield bond index is priced to potentially generate negative returns.

ACR will continue to vigilant in purchasing only those select opportunities that its research shows are positioned to provide meaningful downside protection and the opportunity for acceptable absolute returns.

Conclusion

Risk free rates of return are exceptionally low and investors appear to be attempting to compensate for this fact by crowding into equity and credit markets that are trading at high multiples and with low risk premiums.

Fortunately, the MQR Fund does not have to make a trade-off between these poor choices on offer. The Fund has a mandate that allows its investment team the opportunity to operate in a disciplined manner and to hold cash until its investment process uncovers sufficiently attractive investment return opportunities. The investment team believes that cash has significant optionality value (i.e., deferred purchasing power), and awaits opportunity patiently in this abnormal market environment.

Please note that following this letter are two appendices. The first is a case study on Advance Auto Parts and the second is a copy of our investment principles.

Thank you for your continued trust.

The ACR Investment Team

Appendix 1: Advance Auto Parts Case Study

The investment team has put together a case study on one its portfolio companies in order to give investors a greater sense of our research process. We would note that this case study is an exceptionally summarized version of our internal research reports.

Advance Auto Parts (NYSE: AAP)

ACR initiated its position in Advance Auto Parts (“AAP” or “the company”) in the 3rd calendar quarter of 2017. AAP is one of the largest aftermarket auto parts retailers/distributors in the U.S. AAP has approximately $9.5 billion in annual sales, and its customer base is approximately 60% professional (do it for me or “DIFM”) and 40% retail (do it yourself or “DIY”). ACR’s investment thesis is summarized below.

Industry Fundamentals / Competitive Positioning

The underlying growth of the aftermarket auto parts industry is attractive over the medium term and is underpinned by 1) a subdued oil price that supports miles driven and 2) the increasing number of light vehicles in operation from 2011-2017 aging into the prime period for automotive repair. AAP expects the annual growth for the industry going forward to approximate 2-3%, but we believe AAP can do better. AAP has 60% revenue exposure to the faster growing professional segment of "Do It For Me" and therefore the company should be able to outgrow the industry vs. competitors that have more exposure to the "Do It Yourself" retail segment. Additionally, ACR’s research highlights that the increased benefits to scale (purchasing, retail location network, online technology infrastructure, supply chain, distribution network) should continue the trend of further consolidation and increased market share for the larger players.

Margin / Capital Release Opportunity

Historically, the company has significantly lagged peers (AZO and ORLY) in sales growth, margin and capital efficiency and the gap has widened in recent years. AAP’s new management is making investments to close the gap to competitors in these metrics. AAP is now focusing on fully integrating its $2 billion acquisition from 2013, optimizing its supply chain, reinvigorating the retail customer service force, and removing excess costs. We believe that over the medium term a virtuous circle of improved customer service, improved in stock and improved delivery times should drive sales growth and margin expansion. Additionally, an improved supply chain can also optimize excess inventory levels and we believe company should be able to release back to shareholders approximately $950 million (~13% of market cap) of capital.

New Management Team

ACR believes that the talent level at the executive team is improving, and it appears this team is equipped to address the company’s historical shortcoming of strategy, service and supply chain. The company hired a new CEO in April 2016, Tom Greco, who was the prior CEO of Frito-Lay North America and who is credited with turning around the snacks business for PepsiCo. The firm further hired a new CFO, Tom Okray, who was previously the finance lead for the global fulfillment network at Amazon, and the new CEO brought over to AAP the supply chain VP from Frito-Lay. Further, an activist investor, Starboard Value, holds the chairman of the board seat at AAP, and this gives us comfort that capital efficiency will be improved and capital allocation will be more shareholder friendly going forward.

Overall

ACR is aware of the potential threat of online players making a bigger impact on the aftermarket auto parts industry and the potential threat of reduced aftermarket parts demand once electric cars become mainstream. Our research, however, indicates that the professional customer (60% of AAP sales) expect to have a replacement auto part delivered within 1 hour, and this requires physical infrastructure (i.e., retail stores and various distribution hubs). ACR’s research also highlights that the mass adoption of electric cars, is still well into the future and electric cars should still need maintenance and replacement for specific components (e.g., brake pads, shocks/struts, A/C, wipers), electric cars can still receive upgrades (e.g., wheels, braking, physical appearance, “original” engine sound installs) and an entirely new market for electric battery replacement components could potentially develop over time. We remain confident that AAP’s share price presents an attractive longer-term investment opportunity.

Appendix 2: ACR’s Investment Principles

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investing in mutual funds carries certain risks. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds.

The performance of the Fund may be subject to substantial short-term changes. Stocks of smaller companies may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.

The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index.

Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Leveraged ETFs employ financial derivatives and debt to try to achieve a multiple of the return of a stated benchmark or index over the course of a single day. The more leverage used, the greater the potential magnification of gains or losses on those investments.

Diversification does not assure a profit or protect against a loss in a declining market.

MSCI ACWI Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,469 constituents, the index covers approximately 85% of the global investable equity opportunity set.

HFRI Equity Hedge Index consists of Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. One cannot invest directly in an index.

Yield To Maturity (“YTM”) - The rate of return anticipated on a bond if it is held until the maturity date. YTM is considered a long-term bond yield expressed as an annual rate. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupons are reinvested at the same rate.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the HFRI Equity Hedge (Total) Index and the MSCI ACWI Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The HFRI Equity Hedge (Total) Index – Equity Hedge: Investment Managers who maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. EH managers would typically maintain at least 50% exposure to, and may in some cases be entirely invested in, equities, both long and short.

The MSCI ACWI Index is a free float-adjusted capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices.

These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of November 30, 2017	1 Year	Since Inception	Inception Date
Before deducting maximum sales charge
Class A1	10.90%	4.71%	12/31/14
Class I	11.27%	4.90%	12/31/14
After deducting maximum sales charge
Class A1	4.51%	2.60%	12/31/14
HFRI Equity Hedge (Total) Index	12.99%	5.55%	12/31/14
MSCI ACWI Index	25.30%	9.58%	12/31/14
¹	Maximum sales charge for Class A shares is 5.75%.

ACR Multi-Strategy Quality Return (MQR) Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 2.34% and 1.70%, respectively, and for Class I shares were 2.14% and 1.50%, respectively, which were the amounts stated in the current prospectus dated April 1, 2017. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 61.6%
	Communications – 10.9%
148,000	CenturyLink, Inc.[5]	$2,159,320
100,016	Liberty Global PLC*1	3,083,493
45,575	Liberty Global PLC LiLAC - Class C*1, 5	945,681
569,301	Vodafone Group PLC[1]	1,726,228
79,347	Vodafone Group PLC – ADR[5]	2,442,301
		10,357,023
	Consumer Discretionary – 15.4%
65,730	Advance Auto Parts, Inc.	6,638,730
14,000	Cie Plastic Omnium S.A.	605,974
85,900	General Motors Co.	3,701,431
242,500	Howden Joinery Group PLC	1,475,662
280,000	IWG PLC[1]	745,897
24,600	Tenneco, Inc. [5]	1,461,486
		14,629,180
	Consumer Staples – 0.3%
2,827	Danone S.A. [1]	238,726

	Energy – 0.2%
35,050	Comstock Resources, Inc.*	213,805

	Financials – 15.2%
3,000	Fairfax Financial Holdings Ltd.	1,648,558
7,301	Fairfax Financial Holdings Ltd.[1,5]	3,969,335
28,932	Howard Hughes Corp.*	3,587,568
24,711	JPMorgan Chase & Co. [5]	2,582,794
121,352	Kingstone Cos., Inc. [5]	2,360,296
35,000	MBIA, Inc.*	294,700
		14,443,251
	Health Care – 5.7%
62,931	Express Scripts Holding Co.* 5	4,101,843
7,434	Johnson & Johnson[5]	1,035,779
5,000	Merck & Co., Inc. [5]	276,350
		5,413,972
	Industrials – 8.3%
210,000	Eurocell PLC[1]	617,617
77,498	SPX Corp.*	2,471,411
63,773	SPX FLOW, Inc.* 5	2,855,117
16,058	Sulzer A.G.	1,877,079
		7,821,224
	Materials – 1.1%
108,700	Resolute Forest Products, Inc.* 5	1,005,475

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

Number of Shares		Value

	Common Stocks (Continued)
	Technology – 4.5%
8,986	Dell Technologies, Inc. - Class V*5	$703,065
41,868	Microsoft Corp. [5]	3,524,029
		4,227,094
	Total Common Stocks (Cost $49,274,511)	58,349,750

Principal Amount

	Corporate Bonds – 5.8%
	Energy – 4.6%
	Comstock Resources, Inc.
$1,480,219	7.750%, 4/1/2019[2,3]	1,243,384
1,435,000	10.000%, 3/15/2020[3]	1,479,843
1,960,000	9.500%, 6/15/2020[2,3]	1,646,400
		4,369,627
	Utilities – 1.2%
779,938	Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 11.000%, 10/1/2021*3,4	1,121,161

	Total Corporate Bonds (Cost $5,237,498)	5,490,788

	U.S. Treasury Notes – 19.8%
	United States Treasury Note
12,000,000	0.750%, 4/15/2018	11,973,276
6,792,000	2.250%, 7/31/2018	6,823,040

	Total U.S. Treasury Notes (Cost $18,820,647)	18,796,316

Number of Shares

	Short-Term Investments – 15.1%
14,298,913	Federated Treasury Obligations Fund - Institutional Class, 0.94%[6]	14,298,913

	Total Short-Term Investments (Cost $14,298,913)	14,298,913

	Total Investments – 102.3% (Cost $87,631,569)	96,935,767

ACR Multi-Strategy Quality Return (MQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

Number of Shares		Value

	Liabilities in Excess of Other Assets – (2.3)%	$(2,141,470)

	Total Net Assets – 100.0%	$94,794,297

	Securities Sold Short – (7.5)%
	Common Stocks – (0.7)%
(5,727)	VMware, Inc. - Class A*	(687,870)

	Total Common Stocks (Proceeds $420,948)	(687,870)

	Exchange-Traded Funds – (6.8)%
(41,900)	iShares Russell 2000 ETF	(6,437,935)

	Total Exchange-Traded Funds (Proceeds $5,852,698)	(6,437,935)

	Total Securities Sold Short (Proceeds $6,273,646)	$(7,125,805)

ADR – American Depository Receipt

PLC – Public Limited Company

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Convertible security.
[3]	Callable.
[4]	Security is in default.
[5]	All or a portion of this security is segregated as collateral for securities sold short.
[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Discretionary	15.4%
Financials	15.2%
Communications	10.9%
Industrials	8.3%
Health Care	5.7%
Technology	4.5%
Materials	1.1%
Consumer Staples	0.3%
Energy	0.2%
Total Common Stocks	61.6%
Corporate Bonds
Energy	4.6%
Utilities	1.2%
Total Corporate Bonds	5.8%
U.S. Treasury Notes	19.8%
Short-Term Investments	15.1%
Total Investments	102.3%
Liabilities in Excess of Other Assets	(2.3)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments, at value (cost $87,631,569)	$96,935,767
Cash deposited with broker	4,836,663
Receivables:
Fund shares sold	5,580
Dividends and interest	285,395
Prepaid expenses	21,451
Total assets	102,084,856

Liabilities:
Securities sold short, at value (proceeds $6,273,646)	7,125,805
Payables:
Fund shares redeemed	19,621
Advisory fees	52,602
Shareholder servicing fees (Note 8)	3,629
Distribution fees (Note 7)	950
Interest on securities sold short	15,771
Fund administration fees	15,326
Auditing fees	15,018
Fund accounting fees	13,295
Transfer agent fees and expenses	12,409
Legal fees	3,611
Custody fees	2,208
Trustees' Deferred compensation (Note 3)	1,276
Trustees' fees and expenses	733
Chief Compliance Officer fees	399
Accrued other expenses	7,906
Total liabilities	7,290,559

Net Assets	$94,794,297

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$85,147,475
Accumulated net investment income	76,672
Accumulated net realized gain on investments	1,117,296
Net unrealized appreciation (depreciation) on:
Investments	9,304,198
Securities sold short	(852,159)
Foreign currency translations	815
Net Assets	$94,794,297

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$4,748,159
Shares of beneficial interest issued and outstanding	421,534
Redemption price per share	11.26
Maximum sales charge (5.75% of offering price)*	0.69
Maximum offering price to public	$11.95

Class I Shares:
Net assets applicable to shares outstanding	$90,046,138
Shares of beneficial interest issued and outstanding	7,956,281
Redemption price	$11.32

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $16,222)	$739,553
Interest	368,390
Total investment income	1,107,943

Expenses:
Advisory fees	701,762
Interest expense	130,716
Fund administration fees	89,389
Dividends on securities sold short	71,064
Transfer agent fees and expenses	63,900
Fund accounting fees	60,959
Shareholder servicing fees - Class I (Note 8)	39,814
Registration fees	37,500
Legal fees	21,486
Shareholder reporting fees	17,873
Custody fees	15,234
Auditing fees	15,002
Trustees' fees and expenses	14,495
Miscellaneous	12,001
Distribution fees (Note 7)	9,171
Chief Compliance Officer fees	8,091
Shareholder servicing fees - Class A (Note 8)	822
Insurance fees	3,000
Total expenses	1,312,279
Advisory fees waived	(282,256)
Fees paid indirectly (Note 3)	(6,494)
Net expenses	1,023,529
Net investment income	84,414

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short
and Foreign Currency:
Net realized gain (loss) on:
Investments	2,304,327
Securities sold short	(1,145,411)
Foreign currency transactions	(7,042)
Net realized gain	1,151,874
Net change in unrealized appreciation/depreciation on:
Investments	6,717,510
Securities sold short	83,769
Foreign currency translations	3,298
Net change in unrealized appreciation/depreciation	6,804,577
Net realized and unrealized gain on investments, securities sold short and foreign currency	7,956,451

Net Increase in Net Assets from Operations	$8,040,865

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$84,414	$(6,016)
Net realized gain on investments, securities sold short and foreign currency transactions	1,151,874	771,358
Net change in unrealized appreciation/depreciation on investments, securities sold short and foreign currency translations	6,804,577	1,736,019
Net increase in net assets resulting from operations	8,040,865	2,501,361

Distributions to Shareholders:
From net realized gain:
Class A	(36,068)	(86)
Class I	(770,173)	(3,023)
Total distributions to shareholders	(806,241)	(3,109)

Capital Transactions:
Net proceeds from shares sold:
Class A	2,841,982	4,958,389
Class I	49,196,851	38,004,454
Reinvestment of distributions:
Class A	31,537	86
Class I	599,343	3,010
Cost of shares redeemed:
Class A1	(824,499)	(3,222,156)
Class I2	(16,192,685)	(8,548,865)
Net increase in net assets from capital transactions	35,652,529	31,194,918

Total increase in net assets	42,887,153	33,693,170

Net Assets:
Beginning of period	51,907,144	18,213,974
End of period	$94,794,297	$51,907,144

Accumulated net investment income	$76,672	$-

Capital Share Transactions:
Shares sold:
Class A	269,434	500,273
Class I	4,632,986	3,834,193
Shares reinvested:
Class A	3,095	9
Class I	58,702	308
Shares redeemed:
Class A	(77,368)	(319,173)
Class I	(1,532,220)	(840,937)
Net increase in capital share transactions	3,354,629	3,174,673

[1]	Net of redemption fee proceeds of $705 and $1,286, respectively.
[2]	Net of redemption fee proceeds of $4,428 and $3,829, respectively.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.31	$9.84	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency	1.12	0.49	(0.10)
Total from investment operations	1.11	0.47	(0.16)

Less Distributions:
From net realized gain	(0.16)	- [2]	-
Total distributions	(0.16)	- [2]	-

Redemption fee proceeds[1]	- [2]	- [2]	-

Net asset value, end of period	$11.26	$10.31	$9.84

Total return[3]	10.90%	4.79%	(1.60)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,748	$2,333	$445

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	2.07%[6]	2.25%[6]	3.58%[5,6]
After fees waived, expenses absorbed and fees paid indirectly	1.66%[6]	1.61%[6]	1.43%[5,6]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.49)%	(0.85)%	(2.78)%[5]
After fees waived, expenses absorbed and fees paid indirectly	(0.08)%	(0.21)%	(0.63)%[5]

Portfolio turnover rate	33%	14%	5%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.29% for the year ended November 30, 2017. For the prior periods ended November 30, 2016 and 2015, the ratios would have been lowered by 0.24% and 0.06%, respectively.

See accompanying Notes to Financial Statements.

ACR Multi-Strategy Quality Return (MQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014* through November 30, 2015
Net asset value, beginning of period	$10.33	$9.85	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	0.01	- [2]	(0.04)
Net realized and unrealized gain (loss) on investments, securities sold short and foreign currency	1.14	0.48	(0.11)
Total from investment operations	1.15	0.48	(0.15)

Less Distributions:
From net realized gain	(0.16)	- [2]	-
Total distributions	(0.16)	- [2]	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]

Net asset value, end of period	$11.32	$10.33	$9.85

Total return[3]	11.27%	4.89%	(1.50)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$90,046	$49,574	$17,769

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	1.86%[6]	2.05%[6]	3.36%[5,6]
After fees waived, expenses absorbed and fees paid indirectly	1.45%[6]	1.41%[6]	1.21%[5,6]
Ratio of net investment income (loss) to average net assets (including dividends on securities sold short and interest expense):
Before fees waived, expenses absorbed and fees paid indirectly	(0.28)%	(0.65)%	(2.56)%[5]
After fees waived, expenses absorbed and fees paid indirectly	0.13%	(0.01)%	(0.41)%[5]

Portfolio turnover rate	33%	14%	5%[4]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	Annualized.
[6]	If interest expense and dividends on securities sold short had been excluded, the expense ratios would have been lowered by 0.29% for the year ended November 30, 2017. For the prior periods ended November 30, 2016 and 2015, the ratios would have been lowered by 0.24% and 0.06%, respectively.

See accompanying Notes to Financial Statements.

November 30, 2017

Dear Shareholders,

The ACR Alpine Capital Research investment team is pleased to present our first annual investment report for the ACR International Quality Return (IQR) Fund (“IQR” or “IQR Fund” or “the Fund”) covering the period December 30, 2016, IQR inception, through November 30, 2017.

Communication is one of ACR’s core principles, and we firmly believe that clear communication is essential for intelligent shareholder decision-making. Without clear communication and an understanding of the Fund’s investment process, shareholders risk making suboptimal financial decisions. ACR seeks a shareholder base who remains committed to a long-term investment holding horizon and makes investment decisions based on logic and relevant facts rather than impulse or fear. A more stable shareholder base with a longer holding horizon allows the ACR investment team to appropriately execute the IQR Fund investment process.

Our aim with this annual report is to provide you the information you need to understand the performance and positioning of the IQR Fund. This report includes the Fund’s performance, a discussion of the Fund’s performance and the audited financial statements. In addition, our website, www.acr-investfunds.com, provides a wealth of information about the Fund and ACR. We would also encourage you to read ACR’s investment principles (attached as an appendix to this letter) as these underpin the IQR investment process.

We understand that your trust and confidence in ACR, and the IQR Fund, is contingent upon the integrity between ACR’s words and actions, and ultimately the IQR Fund’s investment results. The ACR investment team will strive to earn and keep that trust and confidence, and we look forward to partnering with shareholders for many years of prosperity and intelligent decision making.

Sincerely,

Willem Schilpzand, CFA ®

Portfolio Manager

Management’s Discussion of Fund’s Performance

The Fund’s net performance over the first 11 months of its existence, from December 30, 2016 to November 30, 2017, was 8.4% vs. 24.4% for the Fund’s benchmark, The MSCI All Country World Index Ex-U.S. The Fund’s performance was disappointing in one sense, but “as expected” in another. We are disappointed that the Fund has started its first 11 months of existence at a relative performance disadvantage versus its benchmark. However, the absolute performance of the Fund was in line with our longer-term investment objective, the absolute result was achieved with reduced risk vs. the market (i.e., the Fund was not fully invested) and the relative underperformance was an expected outcome of the Fund’s more defensive positioning. We will elaborate below on these points and explain why we continue to have confidence in our ability to meet the Fund’s investment objective over a full market cycle.

IQR Fund Investment Objective

The IQR Fund’s investment objective is to protect capital from permanent impairment while providing a return above the Fund’s cost of capital and the Fund’s benchmark over a full market cycle. To frame the Fund’s performance and execution in the first 11 months against the Fund’s investment objective we will discuss three separate pieces of the performance attribution, namely the Fund’s cash balance, currency exposure and security selection.

IQR Fund’s Cash Balance

Since inception, the Fund’s cash balance has been significantly larger than would be expected under normal circumstances. This cash balance was a drag on IQR’s relative performance as the Fund did not fully participate in the substantial rally across international equity markets over the past 11 months. The Fund’s cash balance is not a top down macro decision or a market timing mechanism; instead, it is the outcome of our disciplined and thorough investment process.

Per the Fund’s investment objective, protecting our clients from capital impairment is our highest priority when making investment decisions. Protecting against permanent impairment is a shorter-term objective and revolves around attempting to minimize mistakes and unforced errors. We attempt to execute this aspect of our investment objective by consciously choosing not to allocate capital to what we believe are inferior businesses (i.e., businesses that can be easily disintermediated, that have weak balance sheets, that are domiciled in geographies without adequate shareholder protection) or to quality companies at prices that we feel are too high to generate satisfactory prospective returns.

Ultimately, we have said “no” to potential investments during these first 11 months of the Fund’s existence. Technological advances (i.e., cloud computing, online markets, robotics) and cheap access to credit (i.e., significant funding for unproven start-ups, easy credit terms for roll-over debt, lax standards on company leverage) have created new competition, have kept existing competition solvent and have deteriorated competitive dynamics in various industries. As an example, the EU central bank estimates that approximately 10% of companies in six Eurozone countries fail to cover their debt service with earnings. This highlights that these companies remain “solvent” by lenders allowing debt extensions vs. debt repayment. The IQR Fund is disciplined in its investment process by only investing when our research indicates a company can weather the changing dynamics of global competition over the longer-term.

We have also said “no” due to market prices that we felt were simply too high to generate satisfactory forward going returns. Various market sectors and industries are facing tepid future growth opportunities, have already used most of their balance sheet capability to increase dividends or repurchase shares and are still selling for very high earnings multiples. We believe that investing in these types of companies is a recipe for disappointing prospective returns.

Less stringent credit terms and high equity valuations appear, in our analysis, to be a manifestation of low global interest rates. For example, in November 2017, the BofA ML European High Yield (BB) index (i.e., the index of non-investment grade corporate debt in Europe) hovered around 2.4%, or less than the 2.8% on offer for 30-year U.S. treasury bonds. The EU corporate “junk” bond market is priced as though it is more credit worthy than the U.S. government. In addition, Fitch Ratings estimated as of the end of May 2017 that approximately $9.5 trillion of global sovereign bonds have negative yields to maturity, making it highly likely that an investor would lose money in these sovereign bonds if held to maturity. With normal bankruptcy levels and recovery rates, the European high yield bond index could also return less than zero. Compared to these poor global choices, investors appear to be crowding into poor prospective equity returns. Fortunately, we do not have to make a trade-off between these poor choices on offer. We have the ability and the discipline to hold cash and wait until our investment process uncovers sufficiently attractive investment return opportunities. We believe that cash has significant optionality value (i.e., deferred purchasing power), and we remain patient and disciplined in this abnormal market environment.

Currency Exposure

The Fund’s relative performance since its inception on December 30, 2016 was also negatively impacted by changes in currency exchange rates. Most of our shareholder base uses the U.S. Dollar (“USD”) as its functional currency, and since our objective is to protect capital from permanent impairment, we have elected to keep the Fund’s cash balance in USD. The USD depreciated approximately 8% versus the major global currencies over the past 11 months and since earnings outside of the U.S. are now worth more in USD terms (i.e., 1 Euro is now worth more USD than 11 months ago), the MSCI All Country World Index Ex-U.S. benchmark increased more in price than would have been the case absent USD depreciation. The Fund’s cash balance kept the Fund from fully participating in the global equity market price appreciation (in local currency terms or ignoring the USD depreciation impact on the index’s performance) and it also kept us from participating in the appreciation of global currencies vs. the USD. We believe that currency exchange rates are particularly difficult, if not impossible, to forecast but expect the impact of currency exchange rate changes on the Fund’s performance to even out over time.

Security Selection

The Fund’s relative performance deficit to date can be almost entirely attributed to the Fund’s cash balance and the impact of a depreciating USD, as the performance of our equity holdings was approximately in line with the benchmark. From an absolute performance perspective; however, we are satisfied that our portfolio companies generated strong returns to create what we view is an overall satisfactory first eleven month return to Fund shareholders. Inclusive of the significant cash balance, the Fund’s overall return was in line with our longer-term objective and this was accomplished while taking less risk than the market (i.e., less invested vs. the market).

The Fund has only held 15 companies since its inception, and there has been wide dispersion in performance amongst the portfolio holdings. The Fund’s positive contributors have been diverse. We have had great performance from Danone, a French consumer goods company, from Vodafone plc, a U.K. based telecom operator, and from Senior plc, a U.K. based, but global, airplane parts manufacturer. During the period, Danone continued to generate satisfactory organic growth and has made real strides in improving its overall level of profitability. Vodafone had strong business performance with both organic growth and margins improving and ACR’s research indicates that Vodafone’s improving fundamental performance may continue. ACR invested in Senior on the premise that several of its end markets were close to the bottom of the cycle and that the company is well positioned to grow revenue, margin and market share when the cycle turns. The share price appreciation for Senior appears to reflect a similar view.

On the negative side, there appear to be some common themes. The weakest performers in the Fund’s portfolio were those with the smallest market capitalization (perhaps less exposed to the trend in passive index investing) and those with the most exposure to the domestic U.K. market. The share price of IWG plc, a Swiss based temporary workspace provider, was negatively affected due to intensified competition and lower growth in demand in its main market of the U.K. ACR acknowledges that the competitive dynamics have worsened in the short term, but continues to believe that IWG’s geographical diversification, it’s national network of office space, it’s brand and its lowest cost position should allow it to weather a difficult period and emerge in a stronger competitive position in the medium term. We expect IWG’s share price to follow the potential improvement in future profitability. The share price of Eurocell, a U.K. based manufacturer and retailer of PVC window profiles, was also reduced due to what we can only consider to be Brexit fears, or potentially investor neglect. Eurocell continued to have strong corporate performance and spent capital wisely on new store openings, complementary acquisitions and dividends. ACR believes that Brexit fears are overstated for the company, and we expect the company to continue to increase market share over the medium term. Multiconsult, a Norwegian consulting and architecture firm, is a small company, and we can only ascribe the company’s share price performance to investor neglect. Multiconsult’s margins are hovering near a cyclical low and we feel the backdrop for organic growth is encouraging. ACR expects solid organic growth, gradual margin expansion and continued acquisitions to highlight growing and improving corporate performance. ACR continues to expect Multiconsult’s share price to reflect its underlying earnings power over the medium term.

Our Confidence in Achieving the Fund’s Investment Objective Over a Full Market Cycle

In our view, eleven months is far too short of a period to draw meaningful conclusions, but we continue to execute towards our investment objective. During a market environment when equity prices start reflecting unsatisfactory forward going returns, shareholders can generally expect the IQR Fund to do more selling than buying and for the cash balance to increase.

We prefer to be fully invested, but we remain steadfast in our discipline to protect against capital impairment by not giving in to the temptation of deploying capital in inferior businesses or at inferior prospective returns. This has negatively impacted our relative performance in the short-term, but over the longer-term, we anticipate this discipline to be rewarded with more attractive absolute investment opportunities where we can deploy capital at higher rates of return than the market is currently offering. In the interim, we remain very active in sourcing and researching new investment opportunities to add to our portfolio or our watch list.

In addition, we continue to have confidence in our ability to provide a return above the Fund’s cost of capital and its benchmark over a full market cycle This confidence is supported by the progress of our investment companies, our disciplined execution of the Fund’s investment process, the new investment opportunity pipeline that builds by the day, and by two events that have occurred subsequent to the November 30, 2017 fiscal year end. Two of the Fund’s to date under-performing investments have been approached by parties interested in acquiring their business, and both portfolio holdings have appreciated noticeably in the month of December.

Overall, we believe the Fund’s portfolio is well positioned to generate a satisfactory return in the future and we look forward to deploying our large cash balance in attractive investment opportunities when we uncover them, or when the return of volatility in equity markets presents them to us.

Thank you for your continued trust,

Willem Schilpzand, CFA ®

Portfolio Manager

Appendix

Investment Principles

Intrinsic value and risk is our focus when evaluating investments

Intrinsic (or fundamental) value is the cash generated by an enterprise or asset over its useful life. Intrinsic value is earned in the future as dividends, interest, and principal are paid or as retained earnings are successfully reinvested.

Risk is the likelihood and potential magnitude of a permanent decline in the earning power or asset value of an enterprise, or the payment of a market price at purchase which is higher than intrinsic value. Our objective is to mitigate risk through integrity with our investment principles and investment process excellence.

When buying, we never confuse intrinsic value with market price. Market price is what we pay. Intrinsic value is what we get. Market price may be found quoted daily from news services or ascertained from past transaction records. Intrinsic value is determined by enterprise cash flows.

Market price, it follows, is not a barometer we would use to evaluate corporate performance. Our evaluation of corporate performance is based on items such as income, assets, and return on capital. We view the price of a security simply as a record of what others – well informed or not – were willing to pay for it at various times in the past.

Intrinsic value is such a critical concept because it is the only reference point for what an investment is actually worth, and therefore, whether or not the market price is fair, high, or low. Two facts support this view. First, the theoretical point that an investment is worth the present value of its future cash flows is self-evident and undisputed. Second, new era theories that have driven market prices to speculative levels in the short run have always succumbed to intrinsic value in the long run.

We insist on quality with a margin of safety

The quality of a security is defined by the reliability of the cash flows or assets which comprise its intrinsic value. The quality of an investment is defined by the price paid for the intrinsic value received.

A quantifiable margin of safety is the hallmark of a quality investment. For higher rated fixed income investments, an issuer’s available resources must be significantly greater than the interest and principal due the investor. For lower rated fixed income investments selling below their principal value, the assets backing an issue must be significantly greater than its price. For equity investments, the intrinsic value of a company must be significantly greater than its price. For other types of investments and as a general rule, the probability of achieving a return commensurate with the risk taken must be very high.

We only invest in what we understand

True understanding is built upon high probability statements about security values. It requires a dogged determination to get to the bottom of things and an equally dogged honesty about whether or not we did.

Understanding is also relative. Achieving better-than-average returns requires understanding security values better-than-average. The problem is most investment managers believe they are better-than-average.

Competence and honesty are the keys to assuring that we are not fooling ourselves. Competence means that we are capable of estimating security values and returns for both our portfolios and the markets in which we participate. Honesty means that we are candid about our relative return advantage or lack thereof, and only commit capital when we have an advantage.

Diversification and concentration are balanced with knowledge

Proper diversification is paramount to quality at the portfolio level. Proper diversification is achieved when the overall portfolio return is protected from unexpected adverse results in individual holdings, industries, countries, or other risk factors.

Proper concentration can be risk reducing as well as value enhancing. Concentration refers to making greater commitments to more attractive investments. The greater the difference between intrinsic value and market price, the more robust our knowledge of an investment’s value, and the lower the risk of the investment, the more capital we are willing to concentrate in that investment.

Successfully executed, concentration has three benefits: (a) returns are enhanced by selecting investments with the highest probability of success, (b) risk is reduced by avoiding mediocre and poor commitments, and (c) knowledge is improved by concentrating the analytical effort.

A concentrated portfolio with fewer holdings is desirable when value-to-price, understanding, and quality are high. A low-cost, more widely diversified approach to a market is appropriate when there are no clear advantages in understanding, and therefore, in our ability to evaluate quality or estimate value-to-price.

Communication is essential for intelligent investor decision-making

One of the greatest risks investors face is selling low in a panic. Education and communication can greatly reduce this risk. We explain to investors the difference between intrinsic and market value and openly share the rationale behind our investment decision-making. We believe this significantly reduces the risk of investors selling at market bottoms or buying at market tops.

Communication is also important for evaluating an investment manager’s abilities. Luck, risk, and a bull market can make an incompetent manager look brilliant. Conversely, every brilliant manager will under-perform at some time, and usually this is the best time to invest with them. Investors must look beyond performance to evaluate manager competence. To aid current and prospective investors in this endeavor, we regularly discuss the strategy and holdings behind our performance, and candidly address both our successes and mistakes.

The views in this letter were as of November 30th and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund is non-diversified and may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 1,866 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. One cannot invest directly in an index.

Yield To Maturity (“YTM”) - The rate of return anticipated on a bond if it is held until the maturity date. YTM is considered a long-term bond yield expressed as an annual rate. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupons are reinvested at the same rate.

Current and future portfolio holdings are subject to change and risk.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the MSCI ACWI ex USA Index. The performance graph above is shown for the Fund Class I shares, Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The MSCI ACWI ex USA Index is a market-capitalization-weighted index maintained by Morgan Stanley Capital International (MSCI) and designed to provide a broad measure of stock performance throughout the world, with the exception of U.S based companies. The MSCI ACWI ex USA Index includes both developed and emerging markets.

This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Total Returns as of November 30, 2017	3 months (Actual)	6 Months (Actual)	Since Inception (Cumulative)	Inception Date
Before deducting maximum sales charge
Class A1	-0.73%	2.08%	8.20%	12/30/16
Class I	-0.64%	2.26%	8.40%	12/30/16
After deducting maximum sales charge
Class A1	-6.40%	-3.82%	1.98%	12/30/16
MSCI ACWI ex USA Index	4.62%	9.38%	24.41%	12/30/16
¹	Maximum sales charge for Class A shares is 5.75%.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (855) 955-9552.

Gross and net expense ratios for Class A shares were 2.45% and 1.41%, respectively, and for Class I shares were 2.30% and 1.26%, respectively, which were the amounts stated in the current prospectus dated December 30, 2016. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.40% and 1.25% of the average daily net assets of Class A and Class I shares of the Fund, respectively. This agreement is in effect until March 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

ACR International Quality Return (IQR) Fund

FUND PERFORMANCE at November 30, 2017 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS

As of November 30, 2017

Number of Shares		Value

	Common Stocks – 54.4%
	Brazil – 3.0%
22,500	Embraer S.A. - ADR	$430,650

	Canada – 6.2%
1,600	Fairfax Financial Holdings Ltd. [1]	879,231

	France – 7.1%
13,300	Cie Plastic Omnium S.A.	575,675
5,232	Danone S.A. [1]	441,816
		1,017,491
	Norway – 2.9%
50,000	Multiconsult A.S.A. [2]	416,502

	Switzerland – 5.6%
158,000	IWG PLC[1]	420,899
3,300	Sulzer A.G.	385,749
		806,648
	United Kingdom – 25.1%
246,000	Eurocell PLC	723,494
98,000	Howden Joinery Group PLC	596,350
19,800	Liberty Global PLC*1	610,434
25,100	Liberty Global PLC LiLAC - Class C*1	520,825
95,441	Senior PLC[1]	337,916
26,100	Vodafone Group PLC - ADR	803,358
		3,592,377
	United States – 4.5%
14,400	SPX FLOW, Inc.*	644,688

	Total Common Stocks (Cost $7,325,326)	7,787,587

	Short-Term Investments – 45.6%
6,530,153	Federated Treasury Obligations Fund - Institutional Class, 0.94%[3]	6,530,153

	Total Short-Term Investments (Cost $6,530,153)	6,530,153

	Total Investments – 100.0% (Cost $13,855,479)	14,317,740
	Other Assets in Excess of Liabilities – 0.0%	3,895

	Total Net Assets – 100.0%	$14,321,635

ADR – American Depository Receipt

PLC – Public Limited Company

ACR International Quality Return (IQR) Fund

SCHEDULE OF INVESTMENTS – Continued

As of November 30, 2017

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	Illiquid Security, represents 2.9% of Net Assets. The total value of these securities is $416,502.
[3]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

SUMMARY OF INVESTMENTS

As of November 30, 2017

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Industrials	20.5%
Communications	13.5%
Consumer Discretionary	11.1%
Financials	6.2%
Consumer Staples	3.1%
Total Common Stocks	54.4%
Short-Term Investments	45.6%
Total Investments	100.0%
Other Assets in Excess of Liabilities	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

STATEMENT OF ASSETS AND LIABILITIES

As of November 30, 2017

Assets:
Investments, at value (cost $13,855,479)	$14,317,740
Receivables:
Dividends and interest	20,195
Due from Advisor	10,000
Prepaid expenses	24,121
Prepaid offering costs	2,971
Total assets	14,375,027

Liabilities:
Payables:
Shareholder servicing fees (Note 8)	720
Distribution fees (Note 7)	1
Auditing fees	14,867
Fund accounting fees	7,737
Transfer agent fees and expenses	7,303
Fund administration fees	6,922
Legal fees	2,675
Custody fees	2,214
Trustees' Deferred compensation (Note 3)	1,276
Offering costs	1,062
Chief Compliance Officer fees	630
Trustees' fees and expenses	617
Accrued other expenses	7,368
Total liabilities	53,392

Net Assets	$14,321,635

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$13,723,325
Accumulated net investment income	35,212
Accumulated net realized gain on investments	100,821
Net unrealized appreciation on:
Investments	462,261
Foreign currency translations	16
Net Assets	$14,321,635

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$5,410
Shares of beneficial interest issued and outstanding	500
Redemption price per share	10.82
Maximum sales charge (5.75% of offering price)*	0.66
Maximum offering price to public	$11.48

Class I Shares:
Net assets applicable to shares outstanding	$14,316,225
Shares of beneficial interest issued and outstanding	1,321,027
Redemption price	$10.84

*	On sales of $25,000 or more, the sales charge will be reduced and no initial sales charge is applied to purchases of $1 million or more.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

STATEMENT OF OPERATIONS

For the Period December 30, 2016* through November 30, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $2,931)	$99,547
Interest	33,487
Total investment income	133,034

Expenses:
Advisory fees	92,852
Fund administration fees	48,981
Registration fees	38,647
Fund accounting fees	36,475
Transfer agent fees and expenses	33,691
Offering costs	29,877
Custody fees	19,060
Legal fees	19,010
Auditing fees	14,867
Trustees' fees and expenses	11,334
Shareholder servicing fees - Class I (Note 8)	8,007
Chief Compliance Officer fees	7,368
Miscellaneous	7,351
Shareholder reporting fees	6,580
Insurance fees	2,925
Distribution fees (Note 7)	12
Total expenses	377,037
Advisory fees waived	(92,852)
Other expenses absorbed	(169,544)
Fees paid indirectly (Note 3)	(4,483)
Net expenses	110,158
Net investment income	22,876

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	100,821
Foreign currency transactions	(280)
Net realized gain	100,541
Net change in unrealized appreciation/depreciation on:
Investments	462,261
Foreign currency translations	16
Net change in unrealized appreciation/depreciation	462,277
Net realized and unrealized gain on investments and foreign currency	562,818

Net Increase in Net Assets from Operations	$585,694

*	Commencement of operations.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

STATEMENT OF CHANGES IN NET ASSETS

For the Period December 30, 2016* through November 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$22,876
Net realized gain on investments and foreign currency transactions	100,541
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	462,277
Net increase in net assets resulting from operations	585,694

Capital Transactions:
Net proceeds from shares sold:
Class A	5,000
Class I	13,998,920
Cost of shares redeemed:
Class I1	(267,979)
Net increase in net assets from capital transactions	13,735,941

Total increase in net assets	14,321,635

Net Assets:
Beginning of period	-
End of period	$14,321,635

Accumulated net investment income	$35,212

Capital Share Transactions:
Shares sold:
Class A	500
Class I	1,346,635
Shares redeemed:
Class I	(25,608)
Net increase in capital share transactions	1,321,527

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $51.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period December 30, 2016* through November 30, 2017
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized gain on investments and foreign currency	0.81
Total from investment operations	0.82

Net asset value, end of period	$10.82

Total return[2]	8.20%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$6

Ratio of expenses to average net assets:
Before fees waived, expenses absorbed and fees paid indirectly	4.22%[4]
After fees waived, expenses absorbed and fees paid indirectly	1.35%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived, expenses absorbed and fees paid indirectly	(2.79)%[4]
After fees waived, expenses absorbed and fees paid indirectly	0.08%[4]

Portfolio turnover rate	9%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

ACR International Quality Return (IQR) Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period December 30, 2016* through November 30, 2017
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.02
Net realized and unrealized gain on investments and foreign currency	0.82
Total from investment operations	0.84

Redemption fee proceeds[1]	- [5]

Net asset value, end of period	$10.84

Total return[2]	8.40%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,316

Ratio of expenses to average net assets:
Before fees waived, expenses absorbed and fees paid indirectly	4.06%[4]
After fees waived, expenses absorbed and fees paid indirectly	1.19%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived, expenses absorbed and fees paid indirectly	(2.62)%[4]
After fees waived, expenses absorbed and fees paid indirectly	0.25%[4]

Portfolio turnover rate	9%[3]

*	Commencement of operations.
[1]	Based on average daily shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.

ACR Funds

NOTES TO FINANCIAL STATEMENTS

November 30, 2017

Note 1 – Organization

ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (each a “Fund” and collectively the ‘‘Funds’’) are organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The ACR Multi-Strategy Quality Return (MQR) Fund seeks to preserve capital from permanent loss during periods of economic decline, and to provide above average absolute and relative returns in the long run. The Fund commenced investment operations on December 31, 2014, with two classes of shares, Class A and Class I.

The ACR International Quality Return (IQR) Fund seeks to protect capital from permanent impairment while providing a return above both the Fund’s cost of capital and above the Fund’s benchmark over a full market cycle. The Fund commenced investment operations on December 30, 2016, with two classes of shares, Class A and Class I.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(b) Short Sales

Short sales are transactions under which the Funds sell a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(c) Short-Term Investments

The ACR International Quality Return (IQR) Fund invests a significant amount (45.6% as of November 30, 2017) in the Federated Treasury Obligations Fund (“TOIXX”). TOIXX invests exclusively in a portfolio of short-term U.S. Treasury securities, as well as repurchase agreements collateralized fully by U.S. Treasury securities. Each Fund may also hold cash.

TOIXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per July 31, 2017 Annual report of Federated Treasury Obligations Fund was 0.20%.

(d) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The ACR International Quality Return (IQR) Fund incurred offering costs of approximately $32,848, which are being amortized over a one-year period from December 30, 2016 (commencement of operations).

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

(e) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended November 30, 2015 - 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders

The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

(g) Use of Estimates

The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with ACR Alpine Capital Research, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor. The annual rates are listed by Fund in the table below. The Advisor has contractually agreed to waive its fee and/or pay for operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) in order to limit total annual operating expenses of each fund. This agreement is in effect until March 31, 2018 for the Funds, and it may be terminated before that date only by the Trust’s Board of Trustees. The table below contains the expense cap by Fund and by Class.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

	Investment Advisory Fees	Total Limit on Annual Operating Expenses Class A Shares†	Total Limit on Annual Operating Expenses Class I Shares†
ACR Multi-Strategy Quality Return (MQR) Fund	1.00%	1.40%	1.25%
ACR International Quality Return (IQR) Fund	1.00%	1.40%	1.25%

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

For the periods ended November 30, 2017, the Advisor waived a portion of its fees and absorbed other expenses totaling $282,256 for the ACR Multi-Strategy Quality Return (MQR) Fund and $262,396 for the ACR International Quality Return (IQR) Fund, respectively. Each Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At November 30, 2017, the amount of these potentially recoverable expenses were $805,685 and $262,396, respectively. The Advisor may recapture all or a portion of this amount no later than November 30 of the years stated below:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
2018	$265,501	$-
2019	257,928	-
2020	282,256	262,396
Total	$805,685	$262,396

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended November 30, 2017, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the periods ended November 30, 2017, are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At November 30, 2017, gross unrealized appreciation and depreciation on investments based on cost for federal income tax purposes were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Cost of investments	$81,399,476	$13,855,479

Gross unrealized appreciation	$10,443,024	$807,118
Gross unrealized depreciation	(2,032,538)	(344,857)

Net unrealized appreciation on investments and securities sold short	$8,410,486	$462,261

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended November 30, 2017, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Fund	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain
ACR Multi-Strategy Quality Return (MQR) Fund	$701	$(7,742)	$7,041
ACR International Quality Return (IQR) Fund	(12,616)	12,336	280

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

As of November 30, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Undistributed ordinary income	$76,672	$136,033
Undistributed long-term capital gains	1,158,849	-
Accumulated earnings	1,235,521	136,033

Accumulated capital and other losses	-	-
Unrealized appreciation on investments and securities sold short	8,410,486	462,261
Unrealized appreciation on foreign currency translations	815	16
Total accumulated earnings	$9,646,822	$598,310

The tax character of distributions paid during the periods ended November 30, 2017 and November 30, 2016, respectively, was as follows:

	ACR Multi-Strategy Quality Return (MQR) Fund		ACR International Quality Return (IQR) Fund
Distribution paid from:	2017	2016	2017
Ordinary income	$552,017	$3,109	$-
Net long-term capital gains	254,224	-	-
Total taxable distributions	$806,241	$3,109	$-

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended November 30, 2017 and November 30, 2016, the ACR Multi-Strategy Quality Return (MQR) Fund received $5,133 and $5,115, respectively, in redemption fees. For the period December 30, 2016 (commencement of operations) through November 30, 2017, the ACR International Quality Return (IQR) Fund received $51 in redemption fees.

Note 6 – Investment Transactions

For the periods ended November 30, 2017, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
ACR Multi-Strategy Quality Return (MQR) Fund	$35,445,875	$10,252,958	$5,852,698	$4,965,364
ACR International Quality Return (IQR) Fund	7,664,189	439,684	-	-

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to Class A shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I shares do not pay any distribution fees.

For the periods ended November 30, 2017, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.05% of average daily net assets of Class A shares and 0.15% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended November 30, 2017, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of November 30, 2017, in valuing the Funds’ assets carried at fair value:

ACR Multi-Strategy Quality Return (MQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Common Stocks	$52,939,646	$5,410,104	$-	$58,349,750
Corporate Bond	-	5,490,788	-	5,490,788
U.S. Treasury Notes	-	18,796,316	-	18,796,316
Short-Term Investments	14,298,913	-	-	14,298,913
Total Assets	$67,238,559	$29,697,208	$-	$96,935,767

Liabilities
Securities Sold Short
Common Stocks	$687,870	$-	$-	$687,870
Exchange-Traded Funds	6,437,935	-	-	6,437,935
Total Liabilities	$7,125,805	$-	$-	$7,125,805

ACR International Quality Return (IQR) Fund	Level 1	Level 2	Level 3*	Total
Assets
Investments
Common Stocks	$4,274,935	$3,512,652	$-	$7,787,587
Short-Term Investments	6,530,153	-	-	6,530,153
Total Assets	$10,805,088	$3,512,652	$-	$14,317,740

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period.

The following is a reconciliation of transfers between Levels for the ACR Multi-Strategy Quality Return (MQR) Fund from November 30, 2016 to November 30, 2017 and ACR International Quality Return (IQR) Fund from December 30, 2016 (commencement of operation) to November 30, 2017, represented by recognizing the November 30, 2017 market value of securities:

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

	ACR Multi-Strategy Quality Return (MQR) Fund	ACR International Quality Return (IQR) Fund
Transfers into Level 1	$-	$-
Transfers out of Level 1	(1,964,954)	(3,512,652)
Net transfers in (out) of Level 1	$(1,964,954)	$(3,512,652)

Transfers into Level 2	$1,964,954	$3,512,652
Transfers out of Level 2	-	-
Net transfers in (out) of Level 2	$1,964,954	$3,512,652

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds did not hold any securities requiring disclosure.

Note 12 - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 13 - Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

ACR Funds

NOTES TO FINANCIAL STATEMENTS - Continued

November 30, 2017

Note 14 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 20, 2017, to shareholders of record on December 19, 2017 as follows:

		Long Term Capital Gain	Short Term Capital Gain		Income
ACR Multi-Strategy Quality Return (MQR) Fund	Class A Shares	$0.13652	$	None	$	None
ACR Multi-Strategy Quality Return (MQR) Fund	Class I Shares	0.13652		None		0.00952
ACR International Quality Return (IQR) Fund	Class A Shares	None		0.07381		0.00869
ACR International Quality Return (IQR) Fund	Class I Shares	None		0.07381		0.02579

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the ACR Funds and the

Board of Trustees of

Investment Managers Series Trust II

We have audited the accompanying statements of assets and liabilities of ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund (the “Funds”), each a series of Investment Managers Series Trust II, including the schedules of investments, as of November 30, 2017, for ACR Multi-Strategy Quality Return (MQR) Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period December 31, 2014 (commencement of operations) to November 30, 2015, and for ACR International Quality Return (IQR) Fund, the related statement of operations, the statement of changes in net assets and financial highlights for the period December 30, 2016 (commencement of operations) to November 30, 2017. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund as of November 30, 2017, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 24, 2018

ACR Funds

SUPPLEMENTAL INFORMATION (UNAUDITED)

Long-Term Capital Gain Designation

For the year ended November 30, 2017, the Multi-Strategy Quality Return (MQR) Fund designates $254,224 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Qualified Dividend Income

For the year ended November 30, 2017, 100% of dividends to be paid from net investment income, including short-term capital gains (if any), for the Multi-Strategy Quality Return (MQR) Fund is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended November 30, 2017, 37.42% of the dividends paid from net investment income, including short-term capital gains, (if any), for the Multi-Strategy Quality Return (MQR) Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 955-9552. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	2	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).

ACR Funds

SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016).	2	Investment Managers Series Trust, a registered investment company (includes 69 portfolios).
Officers of the Trust:
Terrance P. Gallagher [a] (born 1958) President	Since September 2013	Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016	Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016).	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013	Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

ACR Funds

SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

ACR Multi-Strategy Quality Return (MQR) Fund

SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

Board Consideration of Investment Advisory Agreement

At an in-person meeting held on October 16-17, 2017, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and ACR Alpine Capital Research, LLC (the “Investment Advisor”) with respect to the ACR Multi-Strategy Quality Return (MQR) Fund series of the Trust (the “Fund”) for an additional one-year term from when it otherwise would expire. In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background, experience and compensation structure of relevant personnel providing services to the Fund; information about the Investment Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with the Fund; reports comparing the performance of the Fund with returns of the MSCI All Country World Index and a group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Multialternative fund universe (the “Fund Universe”) for the one-year period ended July 31, 2017; and reports comparing the investment advisory fee and total expenses of the Fund with those of the Peer Group and Fund Universe. The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

In renewing the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services

With respect to the performance results of the Fund, the meeting materials indicated that the total return for the one-year period ranked the Fund in the top quartile and was above the Peer Group median return and the Fund Universe median return.  The meeting materials also indicated that the total return of the Fund for the one-year period was below the return of the MSCI All Country World Index by 9.43%. The Board considered the Investment Advisor’s belief that the Fund’s underperformance compared to the Index for the year ended July 31, 2017, was due largely to the Fund’s positions in the U.S. Dollar and in two specific equity securities.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Fund, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund, and the commitment of the Investment Advisor to the maintenance and growth of the Fund’s assets. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

ACR Multi-Strategy Quality Return (MQR) Fund

SUPPLEMENTAL INFORMATION (UNAUDITED) - Continued

Advisory Fee and Expense Ratio

With respect to the advisory fee and expenses paid by the Fund, the meeting materials indicated that the annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and lower than the Fund Universe median. The Trustees noted that the Fund’s advisory fee is equivalent to the fee the Investment Advisor receives from a limited partnership that the Investment Advisor manages using the same strategies as the Fund. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below both the Peer Group median and Fund Universe median.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to the Fund for the year ended July 31, 2017, noting that although the Investment Advisor realized a profit with respect to the Fund, the Investment Advisor continued to waive a significant portion of its advisory fee. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profit of the Investment Advisor from its relationship with the Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund (other than the receipt of its investment advisory fee), including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Trustees noted that although the Fund has no advisory fee breakpoints, the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

ACR Funds

EXPENSE EXAMPLES

For the Six Months Ended November 30, 2017 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments on certain classes, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance examples for ACR Multi-Strategy Quality Return (MQR) Fund and ACR International Quality Return (IQR) Fund are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2017 to November 30, 2017.

The Hypothetical (5% annual return before expenses) examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from June 1, 2017 to November 30, 2017.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ACR Funds

EXPENSE EXAMPLES – Continued

For the Six Months Ended November 30, 2017 (Unaudited)

ACR Multi-Strategy Quality Return (MQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/17	11/30/17	6/1/17 – 11/30/17
Class A	Actual Performance	$1,000.00	$1,068.30	$8.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.68	8.46
Class I	Actual Performance	1,000.00	1,069.90	7.57
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.38

*	Expenses are equal to the Fund’s annualized expense ratios of 1.67% and 1.46% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR International Quality Return (IQR) Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		6/1/17	11/30/17	6/1/17 – 11/30/17
Class A	Actual Performance	$1,000.00	$1,020.80	$6.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.83
Class I	Actual Performance	1,000.00	1,022.60	6.08
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	6.07

*	Expenses are equal to the Fund’s annualized expense ratios of 1.35% and 1.20% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/365 for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assume all dividends and distributions were reinvested.

ACR Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

ACR Alpine Capital Research, LLC

8000 Maryland Avenue, Suite 700

Saint Louis, Missouri 63105

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
ACR Multi-Strategy Quality Return (MQR) Fund – Class A	MQRAX	46141T 703
ACR Multi-Strategy Quality Return (MQR) Fund – Class I	MQRIX	46141T 802
ACR International Quality Return (IQR) Fund – Class A	IQRAX	46141T 661
ACR International Quality Return (IQR) Fund – Class I	IQRIX	46141T 653

Privacy Principles of the ACR Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the ACR Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 955-9552 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Funds at (855) 955-9552 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 955-9552. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 955-9552.

ACR Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (855) 955-9552

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-855-955-9552.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader. The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2017	FYE 11/30/2016
Audit Fees	$25,000	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2017	FYE 11/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2017	FYE 11/30/2016
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed January 9, 2017.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	2/8/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	2/8/2018